Exhibit 99.1
BPW Acquisition Corp. Files Preliminary Proxy for Consent Solicitation
Relating to Outstanding Warrants
     New York, NY — March 16, 2010 — BPW Acquisition Corp. (“BPW”) (AMEX: BPW) today announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission in connection with its solicitation of consents to amend the existing warrant agreement relating to warrants to purchase shares of BPW common stock.
     If the amendment to the warrant agreement becomes effective, which is conditioned on the completion of the previously announced merger transaction between BPW and The Talbots, Inc., holders of BPW warrants that remain outstanding after the completion of the merger (if any) will not be able to exercise their unexchanged BPW warrants for up to one year from the date of the completion of the merger, subject to certain exceptions. In addition, the amendment will clarify that following the merger the unexchanged BPW warrants will no longer be entitled to the benefit of certain anti-dilution protections and other provisions in the existing warrant agreement which will be removed or modified.
     The amendment will require the consent of (i) holders of record of BPW warrants as of 5:00 p.m. EDT on March 17, 2010 exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW warrants and (ii) holders of record of BPW warrants as of the record date exercisable for a majority of the shares of BPW common stock issuable on exercise of all outstanding BPW warrants issued in BPW’s initial public offering.
About BPW Acquisition Corp.
     BPW Acquisition Corp. is a special purpose acquisition company formed in 2008 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses.
Cautionary Statement and Certain Risk Factors to Consider
     In addition to the information set forth in this press release, you should carefully consider the risk factors and risks and uncertainties included in BPW’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as in this press release below.
     This press release contains forward-looking information. These statements may be identified by such forward-looking terminology as “expect,” “achieve,” “plan,” “look,” “believe,” “anticipate,” “outlook,” “will,” “would,” “should,” “potential,” or similar statements or variations of such terms. All of the information concerning BPW’s outlook, future liquidity, future financial performance, future cash flows and cash needs, and other future financial performance or financial position, as well as assumptions underlying such information, constitute forward-looking information. Forward looking statements are based on a series of expectations, assumptions, estimates and projections about BPW, are not guarantees of future events, results or performance, and involve substantial risks and uncertainty. All of the forward-looking statements are as of the date of this press release only. In each case, actual results may differ materially from such forward-looking information. BPW can not give any assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more risks and uncertainties could materially and adversely affect BPW’s continuing existence and operations and/or BPW’s future financial results, cash flows, prospects, and liquidity. Except as required by law, BPW does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances affecting such forward-looking statements occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. Any public statements or disclosures by BPW following this release which modify or impact any of the forward-looking statements contained in this release will be deemed to modify or supersede such statements in this release.

Additional Information and Where to Find It
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote, consent or approval. BPW has filed a preliminary proxy statement on Schedule 14A with the SEC on March 16, 2010 in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock (the “Preliminary Proxy Statement”). BPW expects to file a definitive proxy statement on Schedule 14A with the SEC in connection with the solicitation of consents in respect of outstanding warrants to purchase shares of BPW common stock and may file other solicitation material in connection therewith (the “Definitive Proxy Statement”). Investors and security holders are urged to read the Preliminary Proxy Statement and the Definitive Proxy Statement and other relevant documents filed with the SEC when available carefully because they will contain important information. In addition, Talbots has filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction between Talbots and BPW. The final Prospectus/Proxy Statement/Information Statement regarding the proposed merger transaction has been mailed to stockholders of Talbots and BPW. Talbots has also filed with the SEC, and the SEC has declared effective, a Registration Statement on Form S-4 containing a Prospectus/Offer to Exchange and other documents, as required, in connection with the warrant exchange offer. The Prospectus/Offer to Exchange and related offer documents have been mailed to warrantholders of BPW. Investors and security holders are urged to read the Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and any other relevant documents filed with the SEC when available carefully because they contain important information. Investors and security holders will be able to obtain free copies of the Preliminary Proxy Statement, Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, any amendments or supplements thereto and other documents filed with the SEC by Talbots and BPW through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements, the final Prospectus/Proxy Statement/Information Statement, the Prospectus/Offer to Exchange, and any amendments or supplements thereto when they become available from Talbots by requesting them in writing at Investor Relations Department, One Talbots Drive, Hingham, MA 02043, or by telephone at (781) 741-4500. The documents filed by BPW, including the Preliminary Proxy Statement and any amendments or supplements thereto, may also be obtained by requesting them in writing to Doug McGovern at BPW Acquisition Corp., 767 Fifth Avenue, 5th Floor, NY, NY 10153, or by telephone at (212) 287-3200.
     BPW and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of BPW in connection with the proposed transactions. You can find information regarding BPW’s directors and executive officers in BPW’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009, which was filed with the SEC on March 16, 2010. This document can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such participants by reading the Preliminary Proxy Statement, final Prospectus/Proxy Statement/Information Statement and the Prospectus/Offer to Exchange, in each case as amended or supplemented.
Contacts

For BPW Acquisition Corp.
Sard Verbinnen
Robin Weinberg/Nathaniel Garnick, 212-687-8080

2